UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-k

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 19, 2020

Resonant INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36467	45-4320930
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

175 Cremona Drive, Suite 200

Goleta, California 93117	93117
(Address of Principal Executive Offices)	(Zip Code)

(805) 308-9803

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RESN	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

As part of its governance mandate, the audit committee of the board of directors (the “Audit Committee”) of Resonant Inc. evaluates potential audit firm rotation. Crowe LLP (“Crowe”) has served as Resonant’s independent registered public accounting firm since June 2015. Following completion of Crowe’s audit of our financial statements for fiscal year 2019, the Audit Committee invited several registered public accounting firms to submit proposals to serve as Resonant’s independent auditors. Several firms participated in this process, and after extensive evaluation, the Audit Committee determined to change independent auditors.

On August 19, 2020, the Audit Committee approved the appointment of KPMG, LLP (“KPMG”) as our new independent registered public accounting firm for the fiscal year ending December 31, 2020. The Audit Committee dismissed Crowe as Resonant’s independent registered public accounting firm on August 19, 2020.

The audit reports of Crowe on our financial statements as of and for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except the audit report on our financial statements as of and for the fiscal years ended December 31, 2019 and 2018 did contain an explanatory paragraph related to our ability to continue as a going concern.

In connection with the audit of our financial statements for the fiscal years ended December 31, 2019 and 2018, and for the subsequent interim period through the date of this Current Report on Form 8-K, there were: (i) no disagreements between us and Crowe on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Crowe, would have caused Crowe to make reference to the subject matter of the disagreements in its report on our financial statements for such fiscal years; and (ii) no “reportable events” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During our two most recent fiscal years ended December 31, 2019 and 2018 and through August 19, 2020, neither we nor anyone on our behalf consulted with KPMG with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and KPMG did not provide either a written report or oral advice to us that KPMG concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We provided Crowe with a copy of the disclosures in this Current Report on Form 8-K and requested that Crowe furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Crowe agrees with our statements in this Item 4.01. A copy of the letter dated August 24, 2020, furnished by Crowe in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter to the Securities and Exchange Commission from Crowe LLP dated August 24, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2020	Resonant Inc.

	By:	/s/ Martin S. McDermut
Martin S. McDermut
Chief Financial Officer

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